UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2009

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of the Company filed on July 9, 2009 (the “Original Report”).  The purpose of this Amendment is to correct the conformed signature pages to Exhibits 10.1 and 10.2.  Except for the changes to the signature pages to Exhibits 10.1 and 10.2, the disclosures contained in the Original Report have not been changed in any way.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

10.1	Second Amendment to Shareholders Agreement dated as of July 8, 2009 by and among Seneca Foods Corporation and the parties listed therein.

10.2	Agreement concerning Registration Rights dated as of July 8, 2009 by and among Seneca Foods Corporation and the parties listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      July 15, 2009

SENECA FOODS CORPORATION

By:  /s/Jeffrey L. Van Riper
        ______________________
Jeffrey L. Van Riper
Vice President and Controller